Dreyfus
Bond Market
Index Fund
Annual Report


October 31, 1995

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        For the annual period ending on October 31, 1995, the Fund's Investor shares and Class R shares had total rates of return of 15.01% and 15.41%, respectively.* The Dreyfus Bond Market Index Fund seeks to replicate the returns of the domestic bond market's major benchmark, the Lehman Brothers Government/Corporate Bond Index, which, for the same period, returned 16.16%, slightly ahead of the Fund.**

Economic Review

        Concerns about lagging economic growth prompted the Federal Reserve to ease the Fed Funds rate in July. This was the first indication that the Fed was moving away from its policy principally dedicated to fighting inflation. The bond market has been well ahead of the Federal Reserve in determining that inflation is, in fact, under control. Long-term interest rates have fallen for 12 months and, accordingly, bond investors have enjoyed significant capital gains.

        Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion. During times of business uncertainty, attention often shifts to the consumer sector of the economy, more particularly, regarding the consumer's ability to spend. And here there are some indications that consumers are being pinched.

        There is little doubt that the economic recovery, underway since 1991, has been productivity-driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew at under 3% over the past year, not even keeping pace with inflation. An additional consumer concern: new job creation is at the slowest pace of the post-World War II era. And recent retail sales reports were the weakest since June 1991 when the economy was in recession. Also there is worry that the coming holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.

        Yet there are also significant signs of continued growth. Despite the above indications of potential slowdown in consumer spending, the Conference Board's latest consumer survey showed that consumer confidence remained high. Business capital spending and home-building activity continue to surge, providing substantial fuel for economic growth. Business investment in durable equipment when calculated as a percentage of Gross Domestic Product
(GDP) is at a 35-year high with no sign of letup. And while job and wage growth are slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. Providing additional confidence is the fact that the four-and-a-half year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not overstretched.

The Market

        Spurred by low inflation and falling long-term interest rates, the bond market recovered strongly in 1995. The Fund, designed to track the Lehman Brothers Government/Corporate Bond Index, benefitted from the market rally, If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there is a good chance that the Fed will ease monetary policy further. We believe this indicates a rather favorable outlook for the bond market in general, particularly with inflation under control.

        Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.


                                              Sincerely,




                                              Laurie Carroll
                                              Portfolio Manager
November 15, 1995
New York, N.Y.

 *Total return includes reinvestment of dividends and any capital gains paid. **Source: Lehman Brothers -- Lehman Brothers Government Corporate Bond Index
  is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt.

Dreyfus Bond Market Index Fund                                October 31, 1995
------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BOND
     MARKET INDEX FUND CLASS R SHARES AND THE LEHMAN BROTHERS
                  GOVERNMENT/CORPORATE BOND INDEX


-------------------------------------------------------------
                    Dreyfus Bond         Lehman Brothers
                 Market Index Fund     Government/Corporate
                  (Class R Shares)          Bond Index*
-------------------------------------------------------------
                               In Dollars
11/30/93              10,000                  10,000
1/31/94               10,150                  10,195
4/30/94                9,656                   9,649
7/31/94                9,788                   9,800
10/31/94               9,632                   9,645
1/31/95                9,831                   9,877
4/30/95               10,242                  10,316
7/31/95               10,707                  10,793
10/31/95              11,116                  11,204
-------------------------------------------------------------

*Source: Lehman Brothers

Average Annual Total Returns
------------------------------------------------------------------------
     Investor Class Shares                       Class R Shares
--------------------------------       ---------------------------------
     Period ended 10/31/95                   Period ended 10/31/95
--------------------------------       ---------------------------------
1 Year                    15.01%       1 Year                     15.41%
From Inception (4/28/94)   9.36        From Inception (11/30/93)   5.68


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Bond Market Index Fund on 11/30/93 (Inception Date) to a $10,000 investment made in the Lehman Brothers Government/Corporate Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Investor Class shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Fund seeks to replicate the total return of the Lehman Brothers Government/Corporate Bond Index. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Government/Corporate Bond Index is intended to measure the performance of the domestic fixed-rate, investment grade debt market and does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1995

    Principal                                                    Coupon              Maturity
     Amount     U.S. Treasury Obligations--61.8%                  Rate                 Date             Value
    ---------                                                    ------              ---------        ----------
    $100,000    U.S. Treasury Bonds..........................    11.750%              02/15/01        $  126,634
     100,000    U.S. Treasury Bonds..........................    10.750               05/15/03           128,683
     275,000    U.S. Treasury Bonds..........................    11.625               11/15/04           380,592
      60,000    U.S. Treasury Bonds..........................    10.750               08/15/05            80,395
     150,000    U.S. Treasury Bonds..........................     8.750               11/15/08           174,447
      50,000    U.S. Treasury Bonds..........................     9.250               02/15/16            66,023
     200,000    U.S. Treasury Bonds..........................     7.250               05/15/16           219,144
     100,000    U.S. Treasury Bonds..........................     7.500               11/15/16           112,554
      50,000    U.S. Treasury Bonds..........................     8.750               05/15/17            63,459
     100,000    U.S. Treasury Bonds..........................     8.875               08/15/17           128,509
     225,000    U.S. Treasury Bonds..........................     8.500               02/15/20           281,356
     130,000    U.S. Treasury Bonds..........................     8.750               05/15/20           166,698
     150,000    U.S. Treasury Bonds..........................     8.125               08/15/21           181,474
     100,000    U.S. Treasury Bonds..........................     6.250               08/15/23            97,735
     100,000    U.S. Treasury Notes..........................     6.250               01/31/97           100,775
     250,000    U.S. Treasury Notes..........................     4.750               02/15/97           247,220
     100,000    U.S. Treasury Notes..........................     5.625               08/31/97            99,982
     100,000    U.S. Treasury Notes..........................     8.875               11/15/97           106,125
     200,000    U.S. Treasury Notes..........................     6.000               11/30/97           201,422
     100,000    U.S. Treasury Notes..........................     5.125               04/30/98            98,724
     100,000    U.S. Treasury Notes..........................     4.750               08/31/98            97,539
      75,000    U.S. Treasury Notes..........................     5.125               11/30/98            73,772
     100,000    U.S. Treasury Notes..........................     6.375               01/15/99           101,882
     150,000    U.S. Treasury Notes..........................     7.000               04/15/99           155,700
     100,000    U.S. Treasury Notes..........................     6.875               03/31/00           104,067
     100,000    U.S. Treasury Notes..........................     6.375               01/15/00           102,119
     175,000    U.S. Treasury Notes..........................     6.250               08/31/00           178,117
      75,000    U.S. Treasury Notes..........................     7.750               02/15/01            80,381
     100,000    U.S. Treasury Notes..........................     7.750               02/15/01           108,602
     200,000    U.S. Treasury Notes..........................     5.750               08/15/03           197,268
      80,000    U.S. Treasury Notes..........................     7.250               05/15/04            86,552
                                                                                                      ----------
                TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $4,194,598)..........................                                          4,347,950
                                                                                                      ----------
                U.S. GOVERNMENT AGENCY OBLIGATIONS--2.8%
     200,000    Federal National Mortgage Association
                  (Cost $185,514)............................     5.300               12/10/98           195,958
                                                                                                      ----------
                CORPORATE BONDS AND NOTES--31.5%
                AEROSPACE AND AVIATION--.8%
      25,000    Boeing Corporation...........................     8.100%              11/15/06            27,906
      30,000    Rockwell International Corporation                6.750               09/15/02            30,900
                                                                                                      ----------
                                                                                                          58,806
                                                                                                      ----------
                AUTOMOTIVE--.6%
      40,000    General Motors Corporation...................     7.000               06/15/03            41,000
                                                                                                      ----------
                BASIC INDUSTRIES--1.5%
      50,000    Aluminum Company of America..................     5.750                02/1/01            49,125
      55,000    Gannett, Inc. ...............................     5.850                05/1/00            53,900
                                                                                                      ----------
                                                                                                         103,025
                                                                                                      ----------

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

    Principal                                                    Coupon              Maturity
     Amount     CORPORATE BONDS AND NOTES (continued)             Rate                 Date             Value
    ---------                                                    ------              ---------        ----------
                CHEMICALS--.7%
    $ 40,000    du Pont (E.I.) de Nemours & Company..........     6.750%              10/15/02        $   40,900
      10,000    Monsanto Company.............................     8.200               04/15/25            11,162
                                                                                                      ----------
                                                                                                          52,062
                                                                                                      ----------
                CONSUMER NON-DURABLES--2.8%
      25,000    Archer Daniels Midland Company...............     8.125                06/1/12            28,000
      35,000    Coca Cola Company............................     6.625                10/1/02            36,006
      25,000    Hershey Foods Corporation....................     8.800               02/15/21            30,406
      25,000    PepsiCo, Inc. ...............................     7.625               12/18/98            26,063
      40,000    Philip Morris, Inc. .........................     9.250               02/15/00            43,950
      30,000    Procter & Gamble Company.....................     8.700                08/1/01            33,638
                                                                                                      ----------
                                                                                                         198,063
                                                                                                      ----------
                FINANCIAL SERVICES--10.6%
      20,000    American General, Inc. ......................     6.625               06/01/97            20,175
      50,000    Associate Corporation of North America.......     7.500               05/15/99            52,000
      50,000    AVCO Financial Services, Inc. ...............     7.500               11/15/96            50,812
      25,000    BankAmerica Corporation......................     7.750               07/15/02            26,625
      50,000    Beneficial Corporation.......................     9.125               02/15/98            53,125
      50,000    Chrysler Financial Corporation...............     5.375               10/15/98            48,750
      20,000    Commercial Credit Bond.......................     6.375               09/15/02            19,950
      25,000    Commercial Credit Group......................     6.700               08/01/99            25,250
      15,000    Dresdner Bank NY.............................     7.250               09/15/15            15,037
      40,000    Ford Motor Credit Company....................     8.000               06/15/02            43,100
      25,000    General Electric Capital Corporation.........     8.750               11/26/96            25,733
     100,000    General Motors Acceptance Corporation........     7.750               04/15/97           102,375
      20,000    Greyhound Financial Corporation..............     9.125               02/27/02            22,575
      50,000    International Lease Finance Corporation......     4.750               01/15/97            49,313
      25,000    NationsBank Corporation......................     6.625               01/15/98            25,281
      20,000    NationsBank Corporation Sub NT...............     6.625               04/15/98            21,125
      25,000    Norwest Financial, Inc. .....................     5.500               04/15/98            24,687
     115,000    Wells Fargo & Company........................     8.200                11/1/96           117,444
                                                                                                      ----------
                                                                                                         743,357
                                                                                                      ----------
                MANUFACTURING--.4%
      25,000    Emerson Electic..............................     6.300                11/1/05            24,719
                                                                                                      ----------
                MULTI INDUSTRY--.7%
      20,000    American Home Products.......................     7.700               02/15/00            21,025
      10,000    Georgia Pacific Corp.........................     9.625               03/22/02            11,437
      10,000    Lockheed Corp NTS............................     6.750               03/15/03            10,113
      10,000    Rayheon co NT................................     6.500               07/15/05            10,013
                                                                                                      ----------
                                                                                                          52,588
                                                                                                      ----------
                OIL AND GAS--.7%
      25,000    Mobil Corporation............................     6.500               12/17/96            25,188
      25,000    Texaco, Inc. ................................     6.875               08/15/23            24,375
                                                                                                      ----------
                                                                                                          49,563
                                                                                                      ----------
                RETAIL--2.9%
      50,000    J.C. Penney, Inc. ...........................     9.050                03/1/01            56,062
     100,000    Sears Roebuck & Company......................     8.550                08/1/96           101,875
      50,000    Wal-Mart Stores, Inc. .......................     5.500                03/1/98            49,438
                                                                                                      ----------
                                                                                                         207,375
                                                                                                      ----------

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

    Principal                                                    Coupon              Maturity
     Amount     CORPORATE BONDS AND NOTES (continued)             Rate                 Date             Value
    ---------                                                    ------              ---------        ----------
                TECHNOLOGY--.1%
    $  5,000    International Business Machs Corp............     7.000%              10/30/25        $    4,913
                                                                                                      ----------
                UTILITIES--9.4%
      50,000    Alabama Power Company........................     6.000                03/1/00            49,687
      50,000    American Telephone and Telegraph Corporation      5.125                04/1/01            47,563
      20,000    B.P. North America, Inc. ....................     9.875               03/15/04            24,200
      50,000    Carolina Power and Light Company.............     5.375                07/1/98            49,187
      25,000    Consolidated Edison..........................     6.250                04/1/98            25,031
      40,000    Consolidated Natural Gas Company.............     5.375               10/15/98            39,800
      50,000    Duke Power Company...........................     7.500                04/1/99            52,062
      25,000    Florida Power and Light Company..............     7.750                02/1/23            26,187
      50,000    MCI Communications Corporation...............     6.250               03/23/99            50,188
      25,000    New Jersey Bell Telephone Company............     8.000                06/1/22            28,188
      70,000    Pacific Telephone and Telegraph Corporation..     4.625                04/1/99            65,888
      25,000    Pennsylvania Power and Light Company.........     6.550                03/1/06            24,375
      25,000    Public Service Electric & Gas Company........     8.750                07/1/99            27,031
      50,000    Southwestern Bell Telephone Company..........     4.500                08/1/97            48,625
      25,000    TVA Discount Bond............................     6.750                11/1/25            24,875
      50,000    Union Electric Company.......................     5.500                03/1/97            49,688
      25,000    Virginia Electric & Power Company............     7.625                07/1/07            27,031
                                                                                                      ----------
                                                                                                         659,606
                                                                                                      ----------
                MISCELLANEOUS--.3%
      20,000    WMX Techologies Inc NTS......................     6.375                12/1/03            19,825
                                                                                                      ----------
                TOTAL CORPORATE BONDS AND NOTES
                  (Cost $2,144,804)..........................                                          2,214,902
                                                                                                      ----------
                GOVERNMENT SPONSORED--.8%
      25,000    Government of Canada.........................     6.375               07/21/05            24,937
      30,000    Province of Ontario Bond.....................     7.000                08/4/05            30,788
                                                                                                      ----------
                TOTAL GOVERNMENT SPONSORED
                  (cost $54,809).............................                                             55,725
                                                                                                      ----------
                REPURCHASE AGREEMENT--4.2%
     296,495    Agreement with Goldman Sachs & Company,
                dated 10/31/95  5.88% to be repurchased at
                $296,543 on 11/1/95, collateralized by
                $297,000 U.S. Treasury Notes, due 7/31/97
                  (Cost $296,495)............................                                            296,495
                                                                                                      ----------
                TOTAL INVESTMENTS (Cost $6,876,220)..........                          101.1 %         7,111,030
                LIABILITIES, LESS CASH AND RECEIVABLES.......                           (1.1)%           (80,305)
                                                                                       -------        ----------
                NET ASSETS...................................                          100.0 %        $7,030,725
                                                                                       -------        ----------

                          See notes to financial statements.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                           October 31, 1995

ASSETS:
    Investments in securities, at value (cost $6,876,220)-see Statement of
      Investments (including repurchase agreements of $296,495).............                                 $7,111,030
    Receivable for Capital Stock sold.......................................                                     31,862
    Interest receivable.....................................................                                    131,152
    Due from The Dreyfus Corporation........................................                                     28,364
                                                                                                             ----------
                                                                                                              7,302,408
LIABILITIES:
    Payable for investment securities purchased.............................                  $229,493
    Dividends payable.......................................................                    35,178
    Payable for Capital Stock redeemed......................................                        38
    Accrued expenses and other liabilities..................................                     6,974          271,683
                                                                                              --------       ----------
NET ASSETS..................................................................                                 $7,030,725
                                                                                                             ----------
                                                                                                             ----------
REPRESENTED BY:
    Paid-in capital.........................................................                                 $6,879,619
    Accumulated net realized (loss) on investments .........................                                    (83,704)
    Accumulated net unrealized appreciation on investments--Note 3..........                                    234,810
                                                                                                             ----------
NET ASSETS at value.........................................................                                 $7,030,725
                                                                                                             ----------
                                                                                                             ----------
NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($206,603 / 20,796 shares of capital stock outstanding)...............                                      $9.93
                                                                                                                  -----
                                                                                                                  -----
    Class R Shares
      (100 million shares of $.001 par value Capital Stock authorized)
      ($6,824,122 / 686,811 shares of capital stock outstanding)............                                      $9.94
                                                                                                                  -----
                                                                                                                  -----

                   See notes to financial statements.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Operations                            Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income:........................................................                                   $429,825
    Expenses:
      Investment Management fee--Note 2(a)..................................                  $ 25,294
      Directors' fees and expenses-Note 2(c)................................                     1,157
      Distribution fees-Note 2(b)...........................................                       376
                                                                                              --------
          Total Expenses....................................................                                     26,827
                                                                                                               --------
          INVESTMENT INCOME--NET............................................                                    402,998
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized (loss) on investments......................................                  $(14,771)
    Net unrealized appreciation on investments..............................                   591,368
                                                                                              --------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                    576,597
                                                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $979,595
                                                                                                               --------
                                                                                                               --------

                   See notes to financial statements.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                        -----------------------------
                                                                                           1995             1994(1)
                                                                                        -----------       -----------
OPERATIONS:
    Investment income--net...............................................               $   402,998       $   289,972
    Net realized (loss) on investments...................................                   (14,771)          (68,933)
    Net unrealized appreciation (depreciation) on investments for the year                  591,368          (356,558)
                                                                                        -----------       -----------
        Net Increase (Decrease) In Net Assets Resulting From Operations..                   979,595          (135,519)
                                                                                        -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................                    (8,778)             (622)
      Class R Shares.....................................................                  (394,220)         (289,350)
                                                                                        -----------       -----------
        Total Dividends..................................................                  (402,998)         (289,972)
                                                                                        -----------       -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor Shares....................................................                   853,158            38,751
      Class R Shares.....................................................                 4,460,744        14,406,896
    Dividends reinvested:
      Investor Shares....................................................                     6,274               468
      Class R Shares.....................................................                   356,355           261,497
    Cost of shares redeemed:
      Investor Shares....................................................                  (705,375)             (100)
      Class R Shares.....................................................                (3,019,117)       (9,779,932)
                                                                                        -----------       -----------
      Increase In Net Assets From Capital Stock Transactions.............                 1,952,039         4,927,580
                                                                                        -----------       -----------
        Total Increase In Net Assets.....................................                 2,528,636         4,502,089

NET ASSETS:
    Beginning of year....................................................                 4,502,089             --
                                                                                        -----------       -----------
    End of year .........................................................               $ 7,030,725       $ 4,502,089
                                                                                        -----------       -----------
                                                                                        -----------       -----------


                                                                                   Shares
                                                        -------------------------------------------------------------
                                                            Investor Shares                       Class R Shares
                                                        -------------------------          --------------------------
                                                          Year Ended October 31,               Year Ended October 31,
                                                        -------------------------          --------------------------
                                                          1995          1994(1)(2)           1995           1994(1)(2)
                                                        -------         ---------          --------         ---------
CAPITAL SHARE TRANSACTIONS:
    Shares sold...............................           88,106             4,136           481,015         1,448,406
    Shares issued for dividends reinvested....              651                50            37,460            27,373
    Shares redeemed...........................          (72,136)              (11)         (319,718)         (987,725)
                                                        -------         ---------          --------         ---------
      Net Increase In Shares Outstanding......           16,621             4,175           198,757           488,054
                                                        -------         ---------          --------         ---------
                                                        -------         ---------          --------         ---------

--------------
(1) The Fund commenced operations on November 30, 1993.
(2) The Fund commenced selling Investor shares on April 28, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective October 17, 1994 the Fund's Trust shares were redesignated Class R shares.


                          See notes to financial statements.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                   Investor Shares              Class R Shares
                                                              ------------------------      ------------------------
                                                               Year Ended October 31,        Year Ended October 31,
                                                              ------------------------      ------------------------
PER SHARE DATA:                                                1995         1994(1)(2)       1995         1994(2)(3)
                                                              ------        ----------      ------        ----------
    Net asset value, beginning of year.............           $ 9.15         $ 9.44         $ 9.15         $10.00
                                                              ------         ------         ------         ------
    Investment Operations:
    Investment income (loss)--net..................              .55            .24            .58            .49(4)
    Net realized and unrealized gain (loss) on
      investments..................................              .78           (.28)           .79           (.85)
                                                              ------         ------         ------         ------
          Total from Investment Operations.........             1.33           (.04)          1.37           (.36)
    Distributions;
    Dividends from investment income--net..........             (.55)          (.25)          (.58)          (.49)
                                                              ------         ------         ------         ------
    Net asset value, end of year...................           $ 9.93         $ 9.15         $ 9.94         $ 9.15
                                                              ------         ------         ------         ------
                                                              ------         ------         ------         ------

TOTAL INVESTMENT RETURN............................            15.01%          (.46)%        15.41%         (3.68)%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets........              .65%           .65%(5)        .40%           .40%(5)(6)
    Ratio of net investment income to average
      net assets...................................             5.77%          4.81%(5)       6.10%          5.05%(5)
    Portfolio Turnover Rate........................            40.16%        188.00%         40.16%        188.00%
    Net Asset, end of year (000's Omitted).........             $207            $38         $6,824         $4,464

----------------
(1) The Fund commenced selling Investor shares on April 28, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment mananger. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager
(3) The Fund commenced operations on November 30, 1993. On April 28, 1994 the Fund began selling Investor shares and the shares existing prior to April 28, 1994 were designated Trust shares. Effective October 17, 1994 the fund's Trust shares were redesignated Class R shares.
(4) Net investment income before reimbursement of expenses by investment adviser for the period ended October 31, 1994 was $0.39 per share.
(5) Annualized.
(6) Annualized expense ratio before reimbursement of expenses by investment adviser for the period ended October 31, 1994 was 1.41%.



                        See notes to financial statments.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Bond Market Index Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $84,000 available for Federal income tax purposes to be applied against future net securities profits, if any realized subsequent to October 31, 1995. If not applied, $69,000 of the carryover expires in fiscal 2003 and $15,000 of the carryover exprires in fiscal 2003.

NOTE 2--Investment Management Fee and other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .40% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $376.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $4,223,811 and $2,414,216, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $234,810, consisting of $257,049 gross unrealized appreciation and $22,239 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus Bond Market
Index Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained in the Prospectus, which must precede or accompany this report.



Printed in U.S.A.                       710/310AR9510